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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

PARK PLACE ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-14573	88-0400631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3930 Howard Hughes Parkway
Las Vegas, Nevada 89109
(Address of principal executive offices, including zip code)

(702) 699-5000
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

        Exhibits (furnished pursuant to Item 9)

99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Chief Executive Officer of Park Place Entertainment Corporation.
99.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Chief Financial Officer of Park Place Entertainment Corporation.

Item 9. Regulation FD Disclosure.

        The exhibits attached to this Form 8-K are hereby furnished pursuant to Item 9.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENTERTAINMENT CORPORATION

By:	/s/ HARRY C. HAGERTY, III
	Name:	Harry C. Hagerty, III
	Title:	Executive Vice President and Chief Financial Officer

        Dated: August 14, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Chief Executive Officer of Park Place Entertainment Corporation.
99.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Chief Financial Officer of Park Place Entertainment Corporation.

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FORM 8-K
Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
EXHIBIT INDEX